                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                        ------------------------------


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): March 16, 1999



                           ALLIANT TECHSYSTEMS INC.
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                       1-10582              41-1672694
-----------------------------         ------------          -------------
(State or other jurisdiction          (Commission)          (IRS Employer
      of incorporation)               File Number)       Identification No.)

600 Second Street N.E., Hopkins, Minnesota                    55343-8384
------------------------------------------                -----------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code: (612) 931-6000
                                                    --------------

   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------

     On March 16, 1999, the Board of Directors of Alliant Techsystems Inc. (the "Company") approved the Third Amendment (the "Amendment"), dated as of March 16, 1999, to the Rights Agreement, dated as of September 28, 1990, as amended (the "Rights Agreement"), between the Company and The Chase Manhattan Bank (successor to Chemical Bank and Manufacturers Hanover Trust Company), as Rights Agent. The Company amended the Rights Agreement to increase the exercise price of the Rights to $120.00 per one one-hundredth of a Preferred Share, subject to adjustment.

     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 4 to the Company's Registration Statement on Form 8-A/A filed March 23, 1999 and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     (a) Financial Statements of Business Acquired:  N/A
         -----------------------------------------

     (b) Pro Forma Financial Information:  None
         -------------------------------

     (c)  Exhibits:
          --------


          Exhibit
          Number    Exhibit
          ------    -------

             4 Third Amendment, dated as of March 16, 1999, to the Rights Agreement, incorporated by reference to Exhibit 4 to the Company's Registration Statement on Form 8-A/A filed March 23, 1999

            99      Text of news release, dated March 18, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ALLIANT TECHSYSTEMS INC.



                                        By:    /s/CHARLES H. GAUCK
                                            --------------------------------
                                            Name: Charles H. Gauck
                                            Title: Vice President and
                                                   Secretary


Dated: March 23, 1999

                            ALLIANT TECHSYSTEMS INC.

                                    FORM 8-K

                                 EXHIBIT INDEX

The following exhibits are filed herewith electronically or incorporated herein by reference. The applicable Securities and Exchange Commission File Number is 1-10582.

  Exhibit
  Number                       Description of Exhibit                         Method of Filing
  ------                       ----------------------                         ----------------
   4         Third Amendment, dated as of March 16, 1999, to the Rights        Incorporated by
             Agreement..................................................   reference to Exhibit 4
                                                                              to the Company's
                                                                           Registration Statement
                                                                             on Form 8-A/A filed
                                                                               March 23, 1999

  99         Text of News Release, dated March 18, 1999.................       Filed herewith
                                                                               electronically